UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On March 15, 2023, CenterPoint Energy, Inc. (the “Company”) appointed Christopher A. Foster to the position of Executive Vice President and Chief Financial Officer of the Company, effective May 5, 2023.

Christopher A. Foster, 44, served as Executive Vice President and Chief Financial Officer of PG&E Corporation ("PG&E"), a publicly traded electric utility holding company serving customers in Northern and Central California through its subsidiary Pacific Gas and Electric Company, since March 2021. He previously served in various positions of increasing responsibilities at PG&E since 2011, including as Vice President and Interim Chief Financial Officer from September 2020 to March 2021, and Vice President, Treasury and Investor Relations from March 2020 to September 2020. He earned his bachelor's degree from Michigan State University. Mr. Foster serves on the Boards of Exploratorium, a San Francisco-based science and technology museum, and Xenophon, a nonprofit organization focused on therapeutic riding for disabled youth and veterans.

In connection with his appointment, Mr. Foster will receive a base salary of $700,000 per year and a buy-out equity award consisting of restricted stock units valued at $3.9 million, half of which will vest upon his continued employment through the first anniversary of the grant date and the remaining half of which will vest upon his continued employment through the second anniversary of the grant date. In connection with facilitating Mr. Foster’s relocation to the Company’s headquarters in Houston, Texas where he does not currently have a residence, he will receive relocation assistance subject to the Company’s executive relocation policy. Mr. Foster will be eligible to participate in the Company’s compensation and benefits plans and programs for similarly situated executives, including the Company’s change in control plan and incentive plans. The incentive plans include the Company’s Short-Term Incentive Plan (“STI”) and the Long-Term Incentive Plan (“LTI”). His initial target STI award level will be 80% of base salary, his target LTI award level will be 260% of base salary, and his awards for 2023 will not be subject to proration. Mr. Foster will also be eligible for certain other additional benefits as described in the offer letter, which is included as Exhibit 10.1.

The appointment of Mr. Foster was not pursuant to any agreement or understanding between him and any other person. There is no family relationship between Mr. Foster and any director or executive officer of the Company, and there are no transactions between Mr. Foster and the Company that are required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Foster’s appointment, Jason P. Wells, President, Chief Operating Officer and Chief Financial Officer of the Company, will step down from his role as Chief Financial Officer of the Company, effective concurrent with the appointment of Mr. Foster, and Mr. Wells will continue to serve as President and Chief Operating Officer of the Company.

A copy of the press release announcing the appointment of Mr. Foster is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The description of the offer letter is qualified in its entirety by reference to the full text of the offer letter, which is included as Exhibit 10.1, hereto and incorporated by reference herein.

Form of Award Agreement

On March 15, 2023, the Compensation Committee also approved a new form of award agreement under the Company’s Long-Term Incentive Plan for certain grants of restricted stock unit awards, including the buy-out equity incentive grant to Mr. Foster described above. Among other things, the new form of award agreement provides that awards granted under this form shall vest in full upon the recipient’s death, “disability,” the termination of the recipient’s employment without “cause” (as each such term is defined in the form of award agreement).

The description of the form award agreement is qualified in its entirety by reference to the full text of the form of restricted stock unit award agreement, which is included as Exhibit 10.2, hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Christopher A. Foster Offer Letter
10.2	Form of Restricted Stock Unit Award Agreement
99.1	Press Release issued March 15, 2023 regarding the appointment of Christopher A. Foster
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: March 15, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: March 15, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: March 15, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel